EXHIBIT 99.3

                                                                   [EXELON LOGO]

                                                     Owned Generation Assets

The following table sets forth at December 31, 2001 the net generation capacity of, and other information about, the stations that we own directly (1):

                                                                          %        Primary
                                                                No of   Owned       Fuel          Dispatch       Net Generation
Fuel/Technology       Station          Location                 Units    (2)        Type            Type          Capacity MW (3)
----------------------------------------------------------------------------------------------------------------------------------
Nuclear (4)       Braidwood         Braidwood, IL                 2               Uranium        Base-load             2,372
                  Byron             Byron, IL                     2               Uranium        Base-load             2,391
                  Dresden           Morris, IL                    2               Uranium        Base-load             1,659
                  LaSalle County    Seneca, IL                    2               Uranium        Base-load             2,298
                  Limerick          Limerick Twp., PA             2               Uranium        Base-load             2,312
                  Peach Bottom      Peach Bottom Twp., PA         2     50.00     Uranium        Base-load             1,112 (5)
                  Quad Cities       Cordova, IL                   2     75.00     Uranium        Base-load             1,172 (5)
                  Salem             Hancock's Bridge, NJ          2     42.59     Uranium        Base-load               934 (5)
                                                                                                                =============
                                                                                                                      14,250

Fossil            Cromby 1          Phoenixville, PA              1               Coal           Base-load               144
(Steam Turbines)  Cromby 2          Phoenixville, PA              1               Oil/Gas        Intermediate            201
                  Delaware          Philadelphia, PA              2               Oil            Peaking                 250
                  Eddystone 1,2     Eddystone, PA                 2               Coal           Base-load               581
                  Eddystone 3,4     Eddystone, PA                 2               Oil/Gas        Intermediate            760
                  Schuylkill        Philadelphia, PA              1               Oil            Peaking                 166
                  Conemaugh         New Florence, PA              2     20.72     Coal           Base-load               352 (5)
                  Keystone          Shelocta, PA                  2     20.99     Coal           Base-load               357 (5)
                  Fairless Hills    Falls Twp., PA                2               Landfill Gas   Peaking                  60
                  Mountain Creek 8  Dallas, TX                    1               Gas            Intermediate            550
                  Handley 3         Fort Worth, TX                1               Gas            Intermediate            400
                  Mountain Creek    Dallas, TX                    4               Gas            Peaking                 343
                  Handley           Fort Worth, TX                4               Gas            Peaking               1,041
                                                                                                                =============
                                                                                                                       5,205

Fossil            Chester           Chester, PA                   3               Oil            Peaking                  39
(Combustion       Croydon           Bristol Twp., PA              8               Oil            Peaking                 380
Turbines)         Delaware          Philadelphia, PA              4               Oil            Peaking                  56
                  Eddystone         Eddystone, PA                 4               Oil            Peaking                  60
                  Falls             Falls Twp., PA                3               Oil            Peaking                  51
                  Moser             Lower Pottsgrove Twp., PA     3               Oil            Peaking                  51
                  Pennsbury         Falls Twp., PA                2               Landfill Gas   Peaking                   6
                  Richmond          Philadelphia, PA              2               Oil            Peaking                  96
                  Schuylkill        Philadelphia, PA              2               Oil            Peaking                  30
                  Southwark         Philadelphia, PA              4               Oil            Peaking                  52
                  Salem             Hancock's Bridge, NJ          1     42.59     Oil            Peaking                  16 (5)
                  LaPorte           LaPorte, TX                   4               Gas            Peaking                 160
                                                                                                                =============
                                                                                                                         997

Fossil            Cromby            Phoenixville, PA              1               Oil            Peaking                   3
(Internal         Delaware          Philadelphia, PA              1               Oil            Peaking                   3
Combustion/       Schuylkill        Philadelphia, PA              1               Oil            Peaking                   3
Diesel)           Conemaugh         New Florence, PA              4     20.72     Oil            Peaking                   2 (5)
                  Keystone          Shelocta, PA                  4     20.99     Oil            Peaking                   2 (5)
                                                                                                                =============
                                                                                                                          13

Hydroelectric     Conowingo         Harford Co., MD              11               Hydro          Base-load               512
Pumped Storage    Muddy Run         Lancaster Co., PA             8               Hydro          Intermediate          1,072
                                                               ----                                             =============
                                                                                                                       1,584

     Total                                                      111                                                   22,049

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
(1)  Includes TXU plants purchased on April 25, 2002.

(2)  100%, unless otherwise indicated.

(3) For nuclear stations, except Salem, capacity reflects the annual mean rating. All other stations, including Salem, reflect a summer rating.

(4) All nuclear stations are boiling water reactors except Braidwood, Byron and Salem, which are pressurized water reactors.

(5)  Generation's portion.


We operate all of the facilities except for Salem, which is operated by PSEG Nuclear LLC, Keystone and Conemaugh, which are operated by Reliant Energy, and LaPorte, which is operated by Air Products.